October 3, 2025

ULTIMUS MANAGERS TRUST

HVIA EQUITY FUND

Institutional Class (HVEIX)

Investor Class* (HVENX)

Supplement to the Prospectus and the Statement of Additional Information,
both dated June 28, 2025, as supplemented

This supplement updates certain information in the Prospectus and the Statement of Additional Information (the “SAI”) of the HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Prospectus or the SAI, free of charge, please contact the Fund at 1-888-209-8710.

Effective October 8, 2025, Hudson Valley Investment Advisors, Inc., the investment adviser to the Fund (the “Adviser”), will change its name to Orange Investment Advisors, Inc. and from and after that date any and all references in the Prospectus and SAI to the Adviser shall be deemed to refer to Orange Investment Advisors, Inc. The Adviser’s name change does not affect the investment objective or principal investment strategies of the Fund, the Adviser personnel who provide services to the Fund, the name of the Fund or the ownership or structure of the Adviser.

*Shares not currently offered.

Investors Should Retain this Supplement for Future Reference